CORPSA:2131.5 30296-1


                AND ADJUST T SHAREHOLDERS' AGREEMENT
                      dated September 30, 1996

                            by and among

                         M.G. PRODUCTS, INC.
                      a California corporation

                                 and

                   EXPORTADORA CABRERA, S.A. DE C.V.,
                       a Mexican corporation,
                         MICHAEL P. FARRAH,
                  THE MICHAEL PATRICK FARRAH TRUST,
                    THE SHANNON ANN FARRAH TRUST,
                        SHANNON ANN FARRAH  ,
               THE 1996 SHANNON ANN FARRAH TRUST, and
                  THE 1996 MICHAEL P. FARRAH TRUST

                           as shareholders

                          TABLE OF CONTENTS

ARTICLE 1
     General Restriction Against Transfer
          1.1  No Transfers Except Pursuant to Agreement.
          1.2  Statement on Certificates.
          1.3  Delivery of Agreement to All Parties;
               Company to Maintain Master Copy.
          1.4  Shares Subject Hereto.

ARTICLE 2
     Voting Agreement
          2.1  Voting.
          2.2  Number of Shares.

ARTICLE 3
     Optional Purchase Upon Occurrence of Certain Purchase Events
          3.1  Purchase Events.
          3.2  Notice of Purchase Event.
          3.3  Company's Option to Purchase.
          3.4  Other Shareholders' Option to Purchase.
          3.5  Purchase Price; Manner of Payment; Closing.
          3.6  Right to Transfer Unpurchased Shares; Continuation of
               Restrictions.

ARTICLE 4
     Purchase Price of Shares
          4.1  If Purchase Event is a Proposed Sale of Shares.
          4.2  Listed Shares.
          4.3  Unlisted Shares.

ARTICLE 5
     Closings and Payment of Purchase Price
          5.1  Place and Date of Closing.
          5.2  Payment of Purchase Price.
          5.3  Delivery of Shares.
          5.4  Insufficient Corporate Surplus.
          5.5  Status of Shares Purchased by Company.

ARTICLE 6
     Registration Rights
          6.1  Piggyback Registration.
          6.2  Demand Registration.
          6.3  Expenses.
          6.4  Maintenance of Registration Statement and Prospectus.
          6.5  Blue Sky Qualification.
          6.6  Indemnification.

ARTICLE 7
     Pledges
          7.1  Right to Pledge.
          7.2  Foreclosure on Pledged Shares.

ARTICLE 8
     Termination of Agreement
          8.1  Events Causing Termination.
          8.2  Issuance of New Certificates.

ARTICLE 9
     Defined Terms

ARTICLE 10
     Miscellaneous
          10.1 Prior Agreements Superseded.
          10.2 Governing Law.
          10.3 Notices.
          10.4 Amendment.
          10.5 Waiver of Option Period.
          10.6 Successors and Assigns.
          10.7 Waiver of Breach.
          10.8 Specific Performance.
          10.9 Legal Construction.
          10.10Counterparts.
          10.11Headings.
          10.12Gender.
     Schedule A     A-1
          Shareholders and Shares Subject to Agreement A-1
     Schedule B     B-1
          Valuation of Shares B-1
          SHAREHOLDERS' AGREEMENT


     THIS SHAREHOLDERS' AGREEMENT is entered into effective the 30th day of September, 1996 by and among the Company and the Shareholders, with respect to all of the issued and outstanding Shares.

      Capitalized terms used in this Agreement shall have the meanings set forth in Article 9 hereof.

                        W I T N E S S E T H:

      WHEREAS, this Agreement serves as a voting agreement and irrevocable proxy among the Company and the Shareholders for the
purpose   of   achieving  voting  parity  among   certain   of   the
Shareholders;

     WHEREAS, this Agreement also provides for the optional purchase of Shares held by a Shareholder upon the occurrence of various events, including (i) a proposed transfer of the Shareholder's Shares to a third party or another Shareholder, (ii) the occurrence of an Event of Bankruptcy with respect to the Shareholder, (iii) the mental incompetence of a Shareholder who is a natural person, or
(iv) the death of the Shareholder; and

      WHEREAS, the Company and the undersigned Shareholders have determined that it is in their respective best interests to enter into this Agreement for the following reasons:

                1. the Agreement provides that, only for purposes of shareholder voting, the Shares will be pooled and then equally divided between two different groups, which collectively constitute all of the Shareholders, so as to achieve equal voting power between the two groups, despite the fact that one group owns a greater number of Shares than does the other group;

                2. the Agreement will facilitate continuity of harmonious management by allowing the Shareholders to prevent ownership of the Shares from passing to persons unacceptable to them;

                3. the Agreement establishes a fair price for the Shares if such shares are no longer listed on a securities exchange or other trading system and in the event of any transfer under the circumstances described above;

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               ARTICLE

                General Restriction Against Transfer

1.1 No Transfers Except Pursuant to Agreement. Each Shareholder agrees that he will not transfer, assign, hypothecate, or in any way alienate any of his Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the terms and conditions of this Agreement. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee; provided, however, that any member of the Cabrera Group or the Farrah Group may transfer their Shares to any other member of their respective Group.

1.2 Statement on Certificates. The Company and the Shareholders agree that all certificates representing the Shares shall bear the following legend:

     "The shares represented by this certificate are subject to an irrevocable proxy and certain restrictions against transfer under the terms of a Shareholders' Agreement entered into by and among this Company and certain of its shareholders, effective as of September 30, 1996, a copy of which is on file at the Company's principal place of business or registered office. A copy of such Agreement will be furnished to the holder hereof without charge upon written request to the Company at its principal place of business or registered office."

       All   Shares   hereafter  issued  by  the  Company   to   the
Shareholders shall bear a similar legend.

1.3 Delivery of Agreement to All Parties; Company to Maintain Master Copy. A fully executed counterpart of this Agreement shall be delivered to each of the parties hereto, but the counterpart delivered to the Company shall be deemed the master copy of this Agreement, and in the event of any discrepancies among the various counterparts hereof such master copy shall control.

1.4 Shares Subject Hereto. This Agreement shall apply to all of the Shares presently owned by the Shareholders, as listed on Schedule A attached hereto, and to all Shares of the Company's common stock hereafter acquired by the Shareholders. A listing of any additional Shares hereafter acquired by the Shareholders, shall be endorsed on Schedule A attached to the counterpart of this Agreement maintained at the principal offices of the Company, and each listing so endorsed shall be verified by the signatures of the President or Vice President and of the Secretary of the Company. If a Shareholder becomes the record or beneficial owner of any Shares which, through inadvertence or oversight, are not listed on Schedule A hereto, such Shares shall nevertheless be subject to all of the terms and conditions of this Agreement.

                               ARTICLE

                          Voting Agreement

3.1 Voting. Before exercising their voting rights on any matter submitted to a vote at a meeting of the shareholders or to be acted upon by the shareholders by written consent, the Shareholders will pool all of the Shares. The Shareholders will then, and only for the purposes of shareholder voting, equally divide the number of Shares between the Cabrera Group and the Farrah Group, as such terms are defined in Article 9 hereof. By doing so, the Cabrera Group and the Farrah Group will have equal voting power as shareholders of the Company. It is the Shareholders' intent that the Cabrera Group and the Farrah Group are to have equal voting power with respect to any and all matters brought to a vote of the shareholders of the
Company, despite the fact that either the Farrah Group or the Cabrera Group may possess a greater number of Shares than the other. Therefore, the Farrah Group grants to the Cabrera Group, and the Cabrera Group grants to the Farrah Group an irrevocable proxy upon execution of this Agreement and until the termination of this Agreement, whereby each proxy holder agrees to vote the necessary number of Shares with the proxy grantor to achieve the equal voting power referred to in this Section 2.1. The individuals directing the voting for each group shall be: Michael P. Farrah on behalf of the Farrah Group and Alejandro Cabrera on behalf of the Cabrera Group, or their successors or assigns.

3.2 Number of Shares. At the time of execution of this Agreement, the Cabrera Group and the Farrah Group each held the following number of Shares in the Company:

     CABRERA GROUP:           7,275,914 SHARES

     FARRAH GROUP:            3,642,965 SHARES

                               ARTICLE

    Optional Purchase Upon Occurrence of Certain Purchase Events

3.1 Purchase Events. Upon the occurrence of any of the following Purchase Events with respect to a Selling Shareholder, the Company and the other Shareholders shall have options to purchase the Selling Shareholder's Shares, as hereinafter described in this
Article 3:

           A the Selling Shareholder receives and desires to accept a bona fide offer for the purchase of all or a portion of his Shares (or any rights or interests therein), whether from a person who is not a party to this Agreement or from another Shareholder;

           B. the Selling Shareholder, if a natural person, is adjudged to be mentally incompetent by a court of competent jurisdiction;

           C. an Event of Bankruptcy occurs with respect to the Selling Shareholder;

           D. any of the Selling Shareholder's Shares are foreclosed against or levied upon for the payment of his debts;

           E.   the Selling Shareholder who is a natural person dies;

           F. the Selling Shareholder who is a trust is required pursuant to the terms of the agreement creating such trust to transfer, sell or otherwise dispose of the Shares held in such trust to an individual or entity other than those appearing in the definition of the Cabrera Group if such trust is part of the Cabrera Group or the Farrah Group if such trust is part of the Farrah Group; or

           G. the Selling Shareholder proposes or is required to make any other voluntary or involuntary transfer of his Shares.

3.2 Notice of Purchase Event. Promptly following the occurrence of a Purchase Event described in Section 3.1 above, the Selling Shareholder shall give written notice of the Purchase Event to the Company and the other Shareholders (the "Notice"). The Notice shall be effective at a date determined in accordance with Section 10.3 hereof (the "Effective Date of the Notice"). The Notice shall contain the following information:

                the  nature  and  relevant details of  the  Purchase
     Event;

                the number of Shares affected by the Purchase Event (the "Offered Shares"); and

                if  the  Purchase Event is an offer to purchase  the
     Selling    Shareholder's    Shares    under    Section    3.1.A
     above:

                    1.   the name of the proposed purchaser;

                    2. the price per Offered Share offered by the proposed purchaser (or the cash equivalent price per Offered Share if the proposed purchaser offered to exchange property other than cash for the Offered Shares);

                    3. whether payment is to be made in lump sum or in installments;

                    4. if payments are to be made in installments, the number of installments, the schedule of payments and the rate of interest to be charged on outstanding unpaid amounts;

                     5. all other terms and conditions of the proposed transfer; and

                    6. a statement signed by the proposed purchaser that he has agreed to execute and become a party to this Agreement following such transfer.

3.3 Company's Option to Purchase. During a period of thirty(30) days after the Effective Date of the Notice, the Company shall have an exclusive option to purchase all, but not less than all, of the Offered Shares. If the Selling Shareholder is a member of the board of directors of the Company, he shall not participate in or vote upon the Company's decision as to whether to exercise this option. If the Company decides to exercise this option, it shall give written notice of exercise to the Selling Shareholder prior to the expiration of the thirty (30) day option period.

3.4 Other Shareholders' Option to Purchase. If the Company does not exercise its purchase option, then during a period from thirty-one (31) to sixty (60) days after the Effective Date of the Notice, the Shareholders other than the Selling Shareholder shall have an exclusive option to purchase all, but not less than all, of the Offered Shares. If the other Shareholders decide to exercise this option, they shall give written notice of exercise to the Selling Shareholder prior to the expiration of the option period described in this Section 3.4. Unless the purchasing Shareholders agree otherwise, each purchasing Shareholder shall be entitled to purchase that portion of the Offered Shares that the number of Shares held by him bears to the number of Shares held by all of the purchasing Shareholders.

3.5 Purchase Price; Manner of Payment; Closing. The purchase price for Shares purchased pursuant to this Article 3 shall be determined in accordance with Article 4 of this Agreement. The manner in which the purchase price may be paid, and the place, date and manner of closing of the purchase, shall be determined in accordance with
Article 6 of this Agreement.
3.6 Right to Transfer Unpurchased Shares; Continuation of Restrictions. If the purchase options provided in this Article 3 are not exercised, the Selling Shareholder shall have the following rights:

                If the Purchase Event is an offer to purchase the Selling Shareholder's Shares under Section 3.1.A above, then during a period from sixty-one (61) to ninety (90) days after the Effective Date of the Notice the Selling Shareholder shall have the right to transfer the Offered Shares to the proposed transferee on the same terms and conditions and at a price equal to or in excess of (but not less than) the price specified in the Notice. The purchaser must execute and become a party to this Agreement.

                If the Purchase Event is one of the events described in Sections 3.1.B through .G, then during a period from sixty-one (61) to one hundred eighty (180) days after the Effective Date of the Notice the Selling Shareholder, or its representatives, may proceed to transfer the Offered Shares in the manner contemplated by the Notice (if the Notice contemplated any transfer).

                If the Offered Shares are not transferred within the
     applicable period set forth above, the restrictions contained in this Agreement shall resume and continue in effect thereafter as to the Selling Shareholder.

                               ARTICLE

                      Purchase Price of Shares

4.1 If Purchase Event is a Proposed Sale of Shares. If the Purchase Event is the Selling Shareholder's receipt of a bona fide offer for the purchase of his Shares, the purchase price at which the Company or the other Shareholders may exercise their options to purchase shall be determined as follows:

           A. The purchase options of the Company and the other Shareholders shall be exercisable at the price per Share stated in the Notice.

           B.    If  the  proposed  transferee offered  the  Selling
Shareholder property other than cash in exchange for the Offered Shares, so that the Notice states a cash equivalent price per Offered Share, then in such event the Company or any Shareholder shall be entitled to demand an appraisal of the noncash property offered by the proposed transferee to verify the cash equivalent price per offered Share set forth in the Notice. If the appraised value is lower than the price per Share reflected in the Notice, then the appraised value shall be used to determine the price per Share at which the offered Shares may be purchased by the Company or the Shareholders. If the appraised value is higher than the price per Share reflected in the Notice, then the price per Share set forth in the Notice shall prevail.


4.2 Listed Shares. Except as stated in Section 4.1, the purchase price of Shares pursuant to this Agreement shall equal the market price of the Common Stock of the Company (the "Market Price"). The Market Price shall mean the average of the daily market prices of the Common Stock over a period of twenty (20) consecutive business days ending five (5) calendar days prior to the Effective Date of the Notice. The Market Price for each such business day shall be the average of the closing prices on such day of the Common Stock on all domestic exchanges on which the Common Stock is then listed, or if there shall have been no sales on any exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted on the NASDAQ System as of 4:30 P.M., Eastern time, on such day, or if the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If the Common Stock is listed on any domestic exchange, the term "business days" as used in this Article 4 shall mean business days on which such exchange is open for trading.

4.3 Unlisted Shares. If at any time the Common Stock of the Company is not listed as described in Section 4.2, then the purchase price of the Shares shall equal the Fixed Price as determined in this Section 4.3.

           A. Initial Fixed Price. The Fixed Price of each Share shall be $1.00. By executing this Agreement, the parties hereto acknowledge and agree that this amount represents a fair and equitable valuation of each Share as of the date hereof and until subsequently changed.

           B.    Annual  Review  of  Fixed  Price  by  Shareholders.
     Annually, the Shareholders or more frequently if the Shareholders desire, shall review the Fixed Price of each Share and be adjusted, if necessary, by the agreement of each of the Shareholders. If the Shareholders are unable to agree on a Fixed Price, then the Shareholders shall appoint an independent appraiser for the purpose of fixing such a price. If the Shareholders are unable to agree on an independent appraiser, then the Farrah Group shall select one appraiser, the Cabrera Group shall select another appraiser, and those two appraisers shall then select the independent appraiser who shall be engaged to fix the per share price. Each of the Farrah and Cabrera Groups shall divide the costs of the appraisal process equally. Each Fixed Price so determined shall be endorsed on Schedule B attached to the master copy of this Agreement maintained at the principal offices of the Company. Each Fixed Price so endorsed shall be verified by the signatures of the
     President or Vice President and of the Secretary of the Company. Each Fixed Price shall remain in effect until subsequently altered pursuant to this Section 4.3.B.

                         ARTICLE

               Closings and Payment of Purchase Price

5.1 Place and Date of Closing. The closing of any purchase and sale of Shares pursuant to this Agreement shall take place at the office of the Company at a date agreed to by the Selling Shareholder and each purchaser, subject to the following limitations:

               if the purchase is by the Company pursuant to Section 3.3, the closing shall be held within thirty (30) days after the effective date of the Company's notice that it is exercising its purchase option;

                if  the purchase is by the Shareholders pursuant  to
     Section 3.4, the closing shall be held within thirty (30) days after the effective date of the Shareholders' notice that they are exercising their purchase option;

           if  a  decedent's Shares are being purchased pursuant  to
death under Section 3.1.E, the closing shall not be held until   the
decedent's personal representatives have been qualified

5.2  Payment of Purchase Price.

                The purchase price for any Shares purchased pursuant
     to this Agreement may be paid, at the option of the purchaser(s), either (i) in cash or (ii) by giving the seller one-third of the purchase price in cash and a promissory note in the amount of the remaining two-thirds of the purchase price.

                 The portion of the purchase price for Shares purchased hereunder which is to be paid in cash, shall be paid by certified check or cashier's check.

                Where a promissory note is given, the amount of the note shall be paid in twenty-four (24) equal monthly installments, with the first installment being due on the first day of the second month following the date of the closing. Interest shall be payable with each installment on the then-outstanding principal amount, at the "applicable Federal rate" (as determined under Section 1274 of the Internal Revenue Code of 1986) as of the date upon which the promissory note is given. The promissory note shall be subject to prepayment, without penalty, in whole or in part, at any time. The due date of the note shall be accelerated upon default in the payment of any monthly installment or upon default in the payment of interest.

                If the purchaser(s) elect to pay the purchase price by delivery of a promissory note, the purchaser(s) shall grant to the seller a security interest in all of the purchased Shares as security for repayment of the debt evidenced by such promissory note. The purchaser(s) shall execute all such security agreements, financing statements and other instruments, and shall do all such acts and things (including, if necessary, appointment of a bailee to hold the certificates representing the purchased Shares) as shall be reasonably necessary to perfect the seller's security interest in the purchased Shares under the terms of the California Uniform Commercial Code.

5.3 Delivery of Shares. At the closing of any purchase and sale of Shares pursuant to this Agreement, and upon receipt of cash and/or a promissory note in payment for the Shares being sold, the seller shall endorse in blank and deliver such Shares to the purchasing party or parties (unless delivery to a bailee is required under Section 5.2.D above). The seller shall also execute and deliver any other documents or instruments necessary to transfer ownership of the Shares.

5.4 Insufficient Corporate Surplus. If the Company is not permitted to purchase such Shares under the California Corporation's Code, then the Company shall not be permitted to elect to purchase pursuant to this Agreement.

5.5 Status of Shares Purchased by Company. Any Shares purchased by the Company pursuant to this Agreement shall be held as authorized and unissued shares.


                               ARTICLE

                         Registration Rights

6.1 Piggyback Registration. The Company for a period of three (3) years, will give written notice to the Shareholders not less than 30 days in advance of the initial filing of any registration statement under The Securities Act of 1933 (the "1933 Act") (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Company and will afford the Shareholders the opportunity to have included in such registration all or such part of the shares of Common Stock then held by the Shareholders as may be designated by written notice to the Company not later than 10 days following receipt of such notice from the Company. The Company shall not be entitled to exclude the shares of Common Stock held by the Shareholders if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Shareholders shall be entitled to include the shares of Common Stock held by them on a pro-rata basis in the proportion that the number of shares of Common Stock held by the Shareholders bears to the shares of Common Stock held by all other shareholders who hold pre-existing registration rights, including the shares proposed to be included in such registration statement. The Shareholders shall not be entitled to include shares in more than two registration statements pursuant to the provisions of Sections 6.1 or 6.2, and all rights of the Shareholders under Sections 6.1 or 6.2 shall terminate after the Shareholders have included shares of Common Stock in two registration statements pursuant to Sections 6.1 or 6.2.

6.2 Demand Registration. In the event that during the term of this Agreement, commencing upon the second (2nd) anniversary date of this Agreement, no Shareholder has had the opportunity to participate in any registration pursuant to Section 6.1 above, any Shareholder or Shareholders owning in the aggregate not less than five percent (5%) of the then outstanding shares shall have the one-time right to demand that the Company register under the 1933 Act up to all of its shares of Common Stock. The Company shall, as promptly as possible, and in no event more than sixty (60) days after being requested in writing by the Shareholder to do so, prepare and file an appropriate registration statement under the 1933 Act as to the shares of Common Stock referred to herein and use it best efforts to cause such registration statement to become effective, provided that if there is more than one Shareholder, the Company shall have an additional sixty (60) day period to notify all other Shareholders of the demand by any one of them and to allow all Shareholders to participate in the registration if, in the judgment of the Company, this participation would be in the best interests of the Company. The Company shall not be required to file more than one registration statement for all of the Shareholders pursuant to this Section 6.2.

6.3 Expenses. The Company will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of Sections 6.1 or 6.2, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Shareholders and the fees of counsel for the Shareholders, all of which shall be paid by the Shareholders.

6.4 Maintenance of Registration Statement and Prospectus. The Company will maintain the effectiveness of any registration statement filed pursuant to Sections 6.1 or 6.2 for a period of time reasonably sufficient for the Shareholders to dispose of the shares of Common Stock included therein, and will file any amendments or supplements to any such registration statement necessary to accomplish the foregoing; provided, that in no event shall the Company be required to maintain effectiveness of any such registration statement for more than one hundred and eighty (180) days after the effective date thereof. The Company shall furnish such number of prospectuses and other documents incident thereto as any of the Shareholders may reasonably request.

6.5 Blue Sky Qualification. The Company shall use its best efforts to effect qualification of the shares of Common Stock included in any registration statement filed pursuant to the provisions of Sections 6.1 or 6.2 in such states as the Shareholders shall request, but the Company shall not be required in connection therewith to execute a general consent to service of process or qualify to do business in any state.

6.6 Indemnification. Each party will agree to indemnify the other with respect to any and all loss, liability, claim, damage and expense whatsoever arising out of any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom, of a material fact necessary in order to make the statements therein not misleading, or arising out of any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with any registration effected pursuant to this Article 6, provided that in the case of any indemnification sought against any of the Shareholders, the indemnification provided for herein shall extend only to information furnished in writing by such Shareholder for inclusion in any such registration statement.

                               ARTICLE

                               Pledges

7.1 Right to Pledge. Notwithstanding any other provision of this Agreement, a Shareholder shall have the right to pledge, subject to lien or otherwise encumber his Shares, provided (1) that such transaction shall constitute a bona fide security arrangement with respect to a bona fide lending arrangement, and (2) that such transaction shall provide no voting rights or other ownership interest (other than a secured lender's interest) to any person not a signatory to this Agreement.

7.2 Foreclosure on Pledged Shares. If pledged Shares are foreclosed against or levied upon by the secured lender, then the Company and the other Shareholders will have an option to purchase such Shares as described in Section 3.1.D hereof.


                               ARTICLE

                      Termination of Agreement

8.1 Events Causing Termination. This Agreement shall terminate and the certificates representing the Shares subject to this Agreement shall be released from the terms hereof, on the occurrence of any of the following events:

               the cessation of the Company's business;

                the unanimous written agreement of the Company and the Shareholders to terminate this Agreement;

                when either the Farrah Group or the Cabrera Group, pursuant to the terms of this Agreement, transfers, assigns, sells or otherwise disposes of Shares and such disposition results in such group
     owning   less   than   50%   of   that   group's   Shares    as
     listed in Schedule A;

                 an   Event  of  Bankruptcy  with  respect  to   the
     Company;

                upon the election of a Shareholder if the Company or another Shareholder violates any material provision of this Agreement and does not cure such violation within thirty (30) days after written notice thereof has been given by the electing Shareholder; or

                upon  the  third anniversary date of  the  execution
of     this     Agreement;    provided,    however,     that     the
Agreement may be renewed by the written agreement                 of
the Company and the Shareholders.

8.2 Issuance of New Certificates. Upon the termination of this Agreement for any of the reasons specified above, the certificates representing the Shares shall be surrendered to the Company and the Company shall issue new certificates for the same number of Shares but without the legend required by Section 1.2 of this Agreement.

                               ARTICLE

                            Defined Terms

      The capitalized terms used in this Agreement shall have the meanings specified in this Article 9.

     The 1933 Act shall have the meaning specified in Section 6.1

     The 1934 Act shall have the meaning specified in Section 6.6.

     Agreement means this Shareholders' Agreement.

      Cabrera Group shall mean Exportadora Cabrera, S.A. de C.V., a Mexican corporation and Juan Pablo Cabrera in his individual capacity.

      Common Stock shall mean all of the authorized, issued and outstanding shares of stock in M.G. Products, Inc. having no par value.

     Company means M.G. PRODUCTS, INC., a California corporation.

      Effective Date of the Notice shall have the meaning specified in Section 3.2 hereof.

      Event of Bankruptcy. A Shareholder or the Company shall be deemed to have suffered an Event of Bankruptcy if: (i) such person makes a general assignment for the benefit of creditors; (ii) such person files a voluntary bankruptcy petition; (iii) such person becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceeding; (iv) such person files a petition or answer seeking for such person a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law; (v) such person files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such person in a proceeding of the types described in clauses (i) through (iv) above;
(vi) such person seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such person or of all or any substantial part of such person's properties; (vii) 120 days expire after the date of the commencement of a proceeding against such person of the type referenced in clause (iv) above if the proceeding has not been previously dismissed; or (viii) 90 days expire after the date of the appointment, without such person's consent or acquiescence, of a trustee, receiver or liquidator of the type referenced in clause (vi) above if the appointment has not previously been vacated or stayed, or 90 days expire after the date of expiration of a stay, if the appointment has not previously been vacated.

      Farrah Group shall mean Michael P. Farrah, the Michael Patrick Farrah Trust, The 1996 Michael P. Farrah Trust, Shannon Ann Farrah, The 1996 Shannon Ann Farrah Trust, and the Shannon Ann Farrah Trust.

      Fixed  Price shall have the meaning specified in  Section  4.2 hereof.

      Market  Price shall have the meaning specified in Section  4.2 hereof.

     Notice shall have the meaning specified in Section 3.2 hereof.

      Offered Shares shall have the meaning specified in Section 3.2 hereof.

      Purchase  Event  shall  mean any of the  events  specified  in
Section 3.1 hereof.

      Selling Shareholder shall mean any Shareholder who is required or elects to sell his Shares pursuant to this Agreement (or any person appointed or authorized to act on his behalf).

      Shareholder(s), singly or collectively, shall mean Exportadora Cabrera, S.A. de C.V., a Mexican corporation, Michael P. Farrah, The Michael Patrick Farrah Trust, The 1996 Michael P. Farrah Trust, Shannon Ann Farrah, The 1996 Shannon Ann Farrah Trust, and the Shannon Ann Farrah Trust.

      Shares shall mean shares of the common stock, no par value, of the Company that are subject to this Agreement.

                               ARTICLE

                            Miscellaneous

10.1  Prior  Agreements Superseded.  This Agreement constitutes  the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof. This Agreement specifically supersedes that certain Shareholders Agreement dated December 30, 1994 entered into by and between M.G. Products and certain holders of shares of stock in the Company.

10.2 Governing Law. This Agreement shall be interpreted, construed and governed in accordance with the laws of the State of California without giving effect to principles of conflicts of law.

10.3 Notices. All notices, payments and other required communications to the parties shall be in writing, and shall be addressed to the Company at its principal place of business and to the Shareholders at their respective addresses as shown on Schedule A hereto. All notices shall be given (i) by personal delivery, or
(ii) by electronic communication, with a confirmation sent by registered or certified mail, return receipt requested, or (iii) by registered or certified mail, return receipt requested. All notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if solely by mail, on the date of receipt of the mailing. A party may change its address by notice to the other parties.

10.4 Amendment. No modification, amendment, addition to, or termination of this Agreement, nor waiver of any of its provisions, shall be valid or enforceable unless it is in writing and signed by all the parties hereto.

10.5 Waiver of Option Period. When any party to this Agreement has an option to purchase Shares hereunder exercisable for a specified period, and such party determines prior to the expiration of the option period that it will not exercise such option, the option holder may notify the Selling Shareholder in writing that it is waiving the option. From and after the date upon which such notice is effective, the option period shall be deemed to have expired for all purposes of this Agreement.

10.6 Successors and Assigns. A Shareholder may not assign any of his rights or obligations under this Agreement except in connection with transfers of his Shares made in accordance herewith. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their heirs, legal representatives, successors and assigns. All such persons shall execute such instruments in writing and take such further actions as shall be necessary or appropriate to carry out the purposes of this Agreement.

10.7 Waiver of Breach. The waiver by any party to this Agreement of a breach or violation of any provision hereof shall not operate or be construed to be a waiver of any subsequent breach hereof.

10.8 Specific Performance. The parties hereto agree that it will be impossible to measure in money the damages suffered by a party hereto or by a decedent's personal representatives by reason of a failure by another party to perform any of such party's obligations under this Agreement. Therefore, if any party hereto or the decedent's personal representatives shall institute any action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or any such personal representative has an adequate remedy at law, and the party instituting such action or proceeding shall be entitled to specific performance, injunctive relief and to such other relief as principles of equity may afford.

10.9 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

10.10Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement (except that the master copy hereof maintained by the Company shall control in the event of discrepancies, as provided in Section 1.3 hereof).

10.11Headings.   The paragraph headings contained in this  Agreement
are for convenience only, and shall in no manner be construed to be part of this Agreement.

10.12Gender.   As used herein and when required by the context,  the
use of a masculine pronoun herein shall include the feminine.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

The Company:

M.G. PRODUCTS, INC.


___________________________________
By: Juan Pablo Cabrera
Its: Chairman and Chief Executive Officer

The Shareholders:

The MICHAEL PATRICK FARRAH TRUST,


_________________________
Michael P. Farrah, trustee    Michael P. Farrah, in his individual
                              capacity

                              __________________________________
                              Shannon Ann Farrah, in her individual
                              capacity

The SHANNON ANN FARRAH TRUST, The 1996 MICHAEL P. FARRAH TRUST,



_____________________________  _________________________________
Edward C. Kleim, Jr., trustee Barry R. Sheiar, trustee


EXPORTADORA CABRERA,          The 1996 SHANNON ANN FARRAH TRUST,
S.A. de C.V.


__________________________    _________________________________
By:  Alejandro Cabrera        Barry R. Shreiar, trustee
Its:  Chairman of the Board
                             Schedule A

            Shareholders and Shares Subject to Agreement

Shareholder                   Number         Verifying
Name and Address              of Shares      Signatures

Exportadora Cabrera           7,245,144      _______________
Paraiso 1750                                 Title:_________
Colonia del Fresno                           _______________
Guadalajara, Jalisco                         Title: ________
Mexico, 44900

Michael Farrah                  883,557      ______________
8154 Bracken Creek                           Title: _______
San Antonio, Texas 78266                     ______________
                                             Title:________

Shannon Ann Farrah              100,000      ______________
11730 E Lusitano                             Title:
Tuscon, Arizona 85748                        ______________
                                             Title:________

The Shannon Ann Farrah Trust    779,547      ______________
Edward C. Kleim, Jr., trustee                Title:________
21671 Branta Circle                          ______________
Huntington Beach, CA 92646                   Title:________

The 1996 Michael P. Farrah      939,930
Trust,Barry R. Shreiar, Trustee              ______________
Lazof and Cos Attorneys at Law               Title:________
4590 MacArthur Blvd. Suite 390               ______________
Newport Beach, CA 92660                      Title:________

The 1996 Shannon Ann Farrah     939,931
Trust,Barry R. Shreiar, Trustee              ______________
Lazof and Cos Attorneys at Law               Title:________
4590 MacArthur Blvd. Suite 390               ______________
Newport Beach, CA 92660                      Title: _______



              Last modified on ________________, ______



                             Schedule B

                         Valuation of Shares
                       If shares are unlisted


     Price   per                   Date                    Verifying
Share                 Fixed                  Signatures






                                               President   or   Vice
President




                                             Secretary